                                                            Exhibit (a) (17)

                             ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


          I, W. Bruce McConnel, do hereby certify as follows:

          (1) That I am the duly elected Secretary of Armada Funds ("Armada");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

          (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on November 21, 2000:

          APPROVAL OF THE CREATION OF TWO NEW PORTFOLIOS OF ARMADA.

     CREATION OF SHARES.

                    RESOLVED, that there is hereby established the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund series of shares of Armada (each, a "Portfolio");

                    FURTHER RESOLVED, that pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Armada be, and hereby are, classified and designated as follows:

          Class of Shares                Name of Class of Shares
          ---------------                -----------------------
          Class NN                       Armada Aggressive Allocation Fund - Class I Shares
          Class NN - Special Series 1    Armada Aggressive Allocation Fund - Class A Shares
          Class NN - Special Series 2    Armada Aggressive Allocation Fund - Class B Shares
          Class NN - Special Series 3    Armada Aggressive Allocation Fund - Class C Shares
          Class OO                       Armada Conservative Allocation Fund - Class I Shares
          Class OO - Special Series 1    Armada Conservative Allocation Fund - Class A Shares
          Class OO - Special Series 2    Armada Conservative Allocation Fund - Class B Shares
          Class OO - Special Series 3    Armada Conservative Allocation Fund - Class C Shares

                    FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class NN, Class NN - Special Series 1, Class NN - Special Series 2 and Class NN - Special Series 3 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class NN shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class NN Group"), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class NN Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class NN Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of each series in the Class NN Group shall be charged in proportion to its respective net asset value with each other share of beneficial interest in Armada now or hereafter designated as a Class NN share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class NN Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class NN Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees:

                    (a) only the Class NN shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class NN shares; (ii) the expenses and liabilities of distribution fees payable under Armada's Service and Distribution Plan for A and I Share Classes (the "A and I Shares Plan"); and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class NN shares;

                    (b) only the Class NN - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class NN - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class NN - Special Series 1 shares;

                    (c) only the Class NN - Special Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class NN - Special Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class B Shares Distribution and Servicing Plan (the "B Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class NN - Special Series 2 shares.

                    (d) only the Class NN - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class NN - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class C Shares Distribution and Servicing Plan (the "C Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefor be borne solely by Class NN - Special Series 3 shares;

                    FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class NN Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class NN Group, except to the extent permitted by rule or order of the SEC:

                    (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class NN shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class NN shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class NN shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and
                              (ii) if said matter does not affect Class NN shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class NN shares;

                    (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class NN - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class NN - Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class NN - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class NN - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class NN
                              - Special Series 1 shares;

                    (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class NN - Special Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class NN - Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class NN - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class NN - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class NN - Special Series 2 shares; and

                    (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (d) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class NN - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class NN - Special Series 3 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class NN - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class NN - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class NN
                              - Special Series 3 shares;

                    FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the Armada Aggressive Allocation Fund;

                    FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class OO, Class OO - Special Series 1, Class OO - Special Series 2 and Class OO - Special Series 3 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class OO shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class OO Group"), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class OO Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class OO Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                    FURTHER RESOLVED, that each share of each series in the Class OO Group shall be charged in proportion to its respective net asset value with each other share of beneficial interest in Armada now or hereafter designated as a Class OO share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class OO Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class OO Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                    (a) only the Class OO shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class OO shares; (ii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class OO shares;

                    (b) only the Class OO - Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class OO - Special Series 1 shares; (iii) the expenses and liabilities of distribution fees payable under the A and I Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class OO - Special Series 1 shares;

                    (c) only the Class OO - Special Series 2 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class OO - Special Series 2 shares; (iii) the expenses and liabilities of distribution fees payable under the B Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class OO - Special Series 2 shares.

                    (d) only the Class OO - Special Series 3 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class OO - Special Series 3 shares; (iii) the expenses and liabilities of distribution fees payable under the C Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefor be borne solely by Class OO - Special Series 3 shares;

                    FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class OO Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class OO Group, except to the extent permitted by rule or order of the SEC:

                    (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (ii) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class OO shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class OO shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class OO shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class OO shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class OO shares;

                    (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class OO - Special Series 1 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class OO - Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class OO - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class OO - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class OO - Special Series 1 shares;

                    (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (c) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class OO - Special Series 2 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class OO - Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class OO - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class OO - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class OO
                              - Special Series 2 shares; and

                    (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clauses (i) and (iii) of paragraph (d) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class OO - Special Series 3 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class OO - Special Series 3 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class OO - Special Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class OO - Special Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class OO
                              - Special Series 3 shares;

                    FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the Armada Conservative Allocation Fund;

                    FURTHER RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Armada's Registration Statement relating to the Portfolios to issue and redeem from time to time such shares representing interests in the Portfolios in accordance with the Registration Statement under the 1933 Act, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada;

                    FURTHER RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing any and all said documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.


                                            /s/ W. Bruce McConnel
                                            ---------------------
                                            W. Bruce McConnel

Dated: December 5, 2000


Subscribed and sworn to before
me this 5th day of December, 2000


/s/ Dorothea A. Natale
----------------------
      Notary Public